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                                  EXHIBIT 10.12

                           CONSTRUCTION LOAN AGREEMENT

                  THIS AGREEMENT, made and entered into July 31, 1996, by and between INVIVO RESEARCH, INC., whose address, for purposes of this Agreement, is 12601 Research Parkway, Orlando, Florida 32826 (hereinafter called "Owner"), and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking corporation whose address, for purposes of this Agreement, is Post Office Box 1000, Orlando, Florida 32802 (hereinafter called "Lender").

                              W I T N E S S E T H:

                  Owner has applied to Lender for a loan to aid in the construction of an addition to the office/warehouse facility on Owner's real property. Lender has agreed to make this Construction Loan to Owner, and Owner has agreed to accept such loan on the terms and conditions hereinafter set forth. Simultaneously with the execution of this Construction Loan Agreement and as a part of the same transaction, Owner has executed and delivered to Lender a note in the principal sum of NINE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($950,000.00), a Mortgage securing the said Note and encumbering certain real property of Owner, more particularly described hereinbelow, and constituting a first lien thereon, a Security Agreement, Financing Statements and other Loan Documents intended to represent, perfect and secure the Construction Loan.

                  NOW, THEREFORE, in consideration of the execution and simultaneous delivery of the Loan Documents and of the mutual and separate agreements, conditions, covenants, representations and warranties of the parties hereto, it is agreed, covenanted, represented and warranted by and between the parties as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         1.01 As used in this Construction Loan Agreement, the following terms shall have the meanings indicated opposite each of them:

Property:                           See attached Exhibit "A".
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Mortgage:                           The mortgage deed of even date herewith
                                    encumbering the Property, given by Owner to Lender to secure the Note.

Note: The Consolidated Real Estate Promissory Note of even date herewith given by the Owner to the Lender in the original principal amount of $1,709,204.44.

Construction Loan:                  The loan contemplated by this Construction
                                    Loan Agreement.

Loan Documents:                     The Note, the Mortgage, the Construction
                                    Loan Agreement, the Security Agreement,
                                    Financing Statements, and all other
                                    documents referred to in this Construction
                                    Loan Agreement.

Plans: The final plans and specifications for construction of the Improvements prepared by Owner's Architect and heretofore approved by Lender and all amendments and modifications thereto made with the approval of the Lender.

Improvements:                       The Improvements described in the Plans and
                                    in the Application for the Construction
                                    Loan. Without limiting the foregoing, the term "Improvements" shall include all landscaping, walls, drives, approaches, sidewalks, curbs, paving, and all chattels, furniture, furnishings, fixtures and equipment described in the Plans or described in the application for the Construction Loan, and all building materials, machinery, appliances and equipment to be incorporated in or affixed to the Improvements described in the Plans.

Owner's Contractor:                 Asgaard-Juergensen, Inc.

Owner's Architect:

                                    ARTICLE 2

                   REPRESENTATIONS AND WARRANTIES OF THE OWNER

         2.01 The Owner is indefeasibly seized of the Property in fee simple and has full power and lawful right to convey and mortgage the same. The Property is free and clear of all encumbrances except current taxes which are not yet due and payable.

         2.02 No materials of any kind have been placed on the Property, and no labor has been performed thereon incident to the Improvements within the next preceding ninety (90) days; there are no unpaid bills for labor, materials, supplies or services furnished upon the Property; and no Notice of Commencement or claim of lien affecting the Property or the Improvements has been filed in the Public Records of the County in which the Property is located, and no such Notice of Commencement or claim of lien will be so filed prior to the recording of the Mortgage.

         2.03 The Plans shall not be deemed to be complete unless they shall include detailed provisions for convenient ways of access by either foot or vehicle to all proposed buildings included in the Improvements and also all necessary paving of private ways, curbs, sidewalks, gutters, landscaping, easements and utility connections, and all equipment necessary for the operation of the Improvements as a completed project. The master set of Plans shall be

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deposited with the Lender and, when so deposited, shall govern all matters that may arise with respect thereto. Before being so deposited, the Plans will be subject to approval by the Lender, and, to the extent required by applicable law or any effective restrictive covenant, by all governmental authorities and the beneficiary of any such covenant, respectively. Owner shall secure all such approvals.

         2.04 All utilities services necessary and adequate for the construction of the Improvements and the operation thereof for their intended purpose are available for the use of Owner at the boundaries of the Property, including water supply, storm and sanitary sewer facilities, electric, and telephone facilities, and evidence thereof satisfactory to Lender shall be submitted to Lender before closing of the Loan. Applicable zoning regulations will permit the construction and use of the Improvements for an addition to office facility, and evidence thereof satisfactory to Lender shall be submitted to Lender before closing of the Loan.

         2.05 Representations made by the Owner in financial statements furnished to the Lender in connection with application for the Construction Loan, and all representations made in such application, are true as of the date hereof.

         2.06 All necessary licenses and permits have been obtained to permit the completion of the Improvements.

         2.07 All labor and materials contracted for or in connection with the construction of the Improvements shall be used and employed solely on the Property and in said construction, and only in accordance with the Plans.

         2.08 The monies disbursed under this Agreement shall constitute a trust fund and shall be used solely for the payment of Owner's costs and for no other purpose unless another use is specifically provided for in this Construction Loan Agreement, or consented to in writing by Lender.

         2.09 Each of the representations and warranties set forth in this Article will be true on the date of each advance hereunder and the acceptance of any advance hereunder by
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Owner shall be deemed to be a reaffirmation of each of said representations and warranties.

                                    ARTICLE 3

                                OWNER'S COVENANTS

         The Owner covenants and agrees with Lender as follows:

         3.01 The Owner will cause to be furnished to the Lender at Owner's expense, forthwith and prior to the disbursement of any funds hereunder, a policy of title insurance covering the Property in the aggregate sum of the Mortgage, in a company acceptable to Lender. Said policy shall show the party named as Owner to be vested with a valid insurable fee simple title, free and clear of all exceptions and encumbrances whatsoever except the Mortgage, current taxes not yet due and payable, and covenants and restrictions without right of reverter or forfeiture of title in case of violation thereof, and which do not prohibit or limit construction or operation of the Improvements, and shall insure the Lender and its nominee or assigns that the Mortgage is a valid first lien on the Property subject only to the exceptions expressly permitted in this Agreement. Such title insurance policy shall be effective from the time of the recording of the Mortgage.

         3.02 The Owner shall, forthwith and prior to the disbursement of any funds hereunder, furnish to Lender at Owner's expense a current print of survey showing the Property to be free from encroachments and encumbrances, which survey shall meet all the requirements of the title insurer to enable the title insurer to eliminate any exception for survey matters from the title insurance policy. At request of Lender, Owner shall furnish a supplemental survey or surveys showing all foundations of the Improvements to be in place, properly located on the Property and not in violation of any covenant or restriction or zoning ordinance affecting the Property. Upon completion of the Improvements, Owner shall furnish to Lender at least two prints of survey showing the Improvements to be complete and properly located on the Property. Such surveys shall be made by a civil engineer or surveyor acceptable to the Lender and shall be paid for by Owner. All required surveys shall be certified to the Lender and the title insurance company insuring the lien of the Mortgage.

         3.03 Owner shall furnish and pay the premiums for fire and extended coverage insurance (including Builder's Risk Insurance) and insurance against such other
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hazards as may be required by Lender, in a company or companies acceptable to the Lender, for the full insurable value of the Improvements, and covering the same, said policies to be in amount and form acceptable to Lender. Loss under such insurance policies shall be payable first to the Lender to the extent of its interest or lien, and shall not be cancellable without at least ten (10) days' written notice by insurer to Lender. Owner shall also furnish, at Owner's expense, general comprehensive liability insurance required by Lender.

         3.04 Owner shall construct the Improvements on the Property in a true, thorough, workmanlike and substantial manner and in accordance with the Plans. Owner shall provide, at Owner's cost, all manner of materials, labor, scaffolding, implements and cartage of every description for the complete construction of the Improvements. Owner shall not make any changes in the Plans or deviate therefrom except with the written consent of the Lender.

         3.05 Owner shall take all necessary steps to assure that construction and installation of the Improvements shall commence not later than thirty (30) days from the date of this Agreement, shall proceed continuously and diligently, and shall be completed within nine (9) months from the date hereof.

         3.06 Owner shall furnish, before each advance herein agreed to be made and on completion of construction, all receipted bills, certificates, affidavits, releases of lien and other documents which may be required by the lien laws of the State of Florida, or which may be required by the Lender or the title insurance company providing the title insurance coverage described in
Section 3.01, as evidence of full payment for all labor and materials incident to the construction of the Improvements for which prior advances of Loan proceeds have been requested and made, and the Owner will, at the same time, furnish partial releases from all persons receiving payment from the Loan proceeds for the amount of payments received. Prior to the final payment of the remaining Loan proceeds to or for the account of the Owner, the Owner shall furnish satisfactory proof of payment of all accounts and claims for labor, material and services furnished in connection with the Improvements.

         3.07 If the Owner at any time prior to the completion of the project abandons the same or ceases work thereon for a period of more than twenty (20) days or fails to complete the improvements substantially in accordance with the Plans, except as to changes
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approved as herein provided by the Lender or makes changes in the Plans without first securing written approval of the Lender or otherwise fails to comply with the terms hereof, any such failure shall be a default hereunder, at the option of the Lender, and the Lender may terminate this Agreement, or the Lender, at its option, at any time thereafter may enter into possession of the premises and perform any and all work and labor necessary to complete Improvements substantially according to Plans and employ watchmen to protect the premises from injury; all sums so expended by the Lender to be deemed paid to Owner and secured by the Mortgage. For this purpose, the Owner hereby constitutes and appoints the Lender as true and lawful attorney-in-fact with full power of substitution in the premises, to complete the project in the name of the Owner, and hereby empowers said attorney or attorneys as follows: to use any funds of the Owner, including any balance which may be held in escrow and any funds which may remain unadvanced under the Mortgage, for the purpose of completing the Improvements in the manner called for by the Plans; to make such additions and changes or corrections in the Plans as shall be necessary or desirable to complete the Improvements in substantially the manner contemplated by the Plans; to employ such contractors, subcontractors and agents, architects and inspectors as shall be required for said purposes; to pay, settle or compromise all existing bills and claims which may be liens against the Property, or as may be necessary or desirable for the completion of the job, or for clearance of title; to execute all applications and certificates in the name of the Owner which may be required by any of the contract documents; and to do any and every act which the Owner might do in its own behalf. It is further understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. The above-mentioned attorney shall also have the power to prosecute and defend all actions or proceedings in connection with the construction of the Improvements on the Property and to take such action and require such performance as said attorney deems necessary. The Owner hereby assigns and quit-claims to the Lender all sums advanced under the Mortgage and on sums due in escrow, conditioned upon the use of said sums in trust for the completion of the Improvements, such assignment to become effective only in case of the Owner's default.

         3.08 Owner will not convey or encumber the Property in any way without the
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consent of the Lender (except for the Mortgage and all advances made and to be made hereunder), nor shall Owner assign any rights under this Construction Loan Agreement or any part of any advance to be made hereunder.

         3.09 Owner will permit Lender and its representatives to enter upon the Property, inspect the Improvements and all materials to be used in the construction thereof, and to examine all detailed plans and shop drawings which are or may be kept at the construction site, and all books and records of Owner relating to the Property, and will cooperate with the Lender and Lender's representatives to enable it to perform its functions hereunder. It is expressly agreed that any inspections made by Lender or its representatives shall be made solely for the protection and benefit of the Lender, and the Owner shall not be entitled to claim any loss or damage either against the Lender or its representatives for failure to properly discharge their duties to Lender.

         3.10 Owner agrees that it will correct any work performed and replace any material that does not substantially comply with the Plans. In the event of any dispute between Owner and Lender with respect to the interpretation and meaning of the Plans, the same shall be determined by Lender and the decision of Lender shall be final and conclusive on the parties.

         3.11 Construction Loan Interest, excluding prepaid interest, shall be charged on the amounts disbursed from the date of disbursement and shall be payable monthly on the 15th day of each month without demand, commencing on the 15th day of the month following the first disbursement of funds hereunder. All such interest may be disbursed by Lender to itself from the proceeds of the Loan, or alternatively, Lender may charge any bank account of Owner maintained by Owner with the Lender.

         3.12 Owner covenants, warrants and agrees that it will provide from its own funds without secondary financing involving any mortgage or other lien against the Property (except the Mortgage), such amounts as may be necessary to pay for all costs of the Improvements which are in excess of the disbursements required to be made by Lender hereunder, and Lender shall not be required to make any disbursement hereunder if the undisbursed proceeds of this Loan shall be less than the amount necessary to pay for the completion of the Improvements. If, for any reason, the undisbursed Loan proceeds shall be at any time insufficient for such purpose, Owner will, within fifteen (15) days after written request by Lender, deposit the deficiency with the Lender, and such deposit shall be first disbursed in the manner provided in Schedule "A" hereof before any further disbursements of the proceeds of this Loan shall be made. The judgment and determination of Lender as to the amount necessary to pay for the completion of the Improvements shall be final and conclusive.

         3.13 To the end that the agreements of the Owner set forth herein and in the Loan Documents shall be effectively and fully performed and the intent and purpose of this Construction Loan Agreement fulfilled, Owner agrees to execute all such other and further instruments as may reasonably be required by Lender from time to time in order to carry out the provisions of protecting, maintaining or enforcing Lender's security for the Construction Loan.

         3.14 All right, title and interest of the Owner in any facilities or property intended to be used in connection with the Improvements shall be assigned by Owner to the Lender as additional collateral to secure the Note until such time as the Note shall have been paid in full.

         3.15 Owner agrees to pay all costs, including reasonable attorneys' fees, incurred by the Lender in connection with preparation of the Loan Documents and in the enforcement thereof and in connection with the review of any other documents submitted to Lender for its approval in accordance with the provisions hereof, and the Lender is authorized to disburse such costs and expenses from the Loan proceeds.

         3.16 Owner shall maintain its primary depository account relationship with Lender.

         3.17 Owner will not make or suffer a material change of ownership that effectively changes control of Owner from SafetyTek Corporation.

         3.18 Owner will not permit the entry of any monetary judgment or assessment, the filling of any tax lien, or the issuance of any writ of garnishment or attachment against any property of or debts due Owner.

         3.19 Owner will annually provide to Lender company-prepared financial statements reflecting operations, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules.
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                                    ARTICLE 4

                          ADVANCES DURING CONSTRUCTION

         4.01 Lender will disburse and Owner will accept the proceeds of the Construction Loan in the manner and at the time set forth in Schedule "A" annexed hereto and by this reference made a part hereof.

         4.02 To the extent feasible, Owner shall request Loan Advances only once each month. Each such request shall be made in writing and submitted directly to Lender's Construction Loan Administration Department, 214 North Hogan Street, Jacksonville, Florida 32202 (1-800-774-3862). Lender shall not be required to make any such advance until at least five (5) business days after the receipt of request therefor. Funds shall be disbursed in accordance with this Construction Loan Agreement directly to the Owner or, at the option of the Lender, such funds may be disbursed by checks payable to the Owner and to any other person, firm or corporation to whom Owner is indebted for work done on the Property, or, at its option, Lender may make such disbursements directly to Owner's contractors, or to any subcontractor or sub-subcontractor, laborer or materialman who may have performed work on or furnished material to the Property, and the execution of this Construction Loan Agreement by the Owner shall and hereby does constitute an irrevocable direction and authorization to so advance the funds.

         4.03 Lender may, at its option, disburse funds to Owner whether under the terms of this Construction Loan Agreement such disbursement is required or not. Part or the whole of any advance may be disbursed before or after it becomes due if the Lender deems it advisable to do so. All such advances shall be deemed to have been made pursuant to this Construction Loan Agreement and not in modification thereof.

         4.04 Lender may disburse to itself any sums payable to Lender by Owner on account of interest, costs, charges, fees, brokerage commissions or other expenses including fees of Lender's attorneys, with like effect as if the same had been made to Owner. Until such time as the full amount of the Loan has been disbursed, Lender is hereby authorized to disburse to itself on the 15th day of each month the amount of the interest payable on the Note or hereunder.

         4.05 Except as is hereinabove provided, disbursements of proceeds of the Loan will be made only as justified in the sole opinion of the Lender by the progress of construction.

                                    ARTICLE 5

                             CONDITIONS TO ADVANCES

         All advances or parts of advances will be made subject to the following conditions as to each advance (each of which Owner covenants to fulfill):

         5.01 That Owner has fully complied with all of the provisions of the Loan Documents and is entitled to such advance, it being understood that the making of any advance or part thereof when Owner is not so entitled will not constitute waiver of such compliance.

         5.02 That the terms and conditions of the Loan Documents have been complied with and there is then no existing default thereunder.

         5.03 That the Mortgage is a valid first lien for the full amount then and theretofore advanced and a good and insurable title to the Property is vested in the Owner free and clear of all encumbrances except as herein otherwise provided.

         5.04 That the Improvements have been constructed in strict accordance with the Plans, and the construction thereof and materials used therein are satisfactory to Lender.

         5.05 That the Lender has been furnished with a written certificate of the Owner as to whether or not the Owner or its agent has been served with any written notice that a lien may be claimed for any amounts unpaid for materials furnished or labor performed by any person, firm or corporation furnishing materials or performing labor of any kind in the construction of any Improvements. If such notices to the Owner have been served on the Owner, the notices served shall be listed on the certificate and copies thereof shall be furnished to the Lender.

         5.06 That the Owner has procured (if required by Lender) verified mechanics' lien waivers and receipted bills showing payment of all parties who have furnished materials or performed labor of any kind entering into the construction or installation of any of the Improvements.

         5.07 That the Owner has furnished to the Lender evidence satisfactory to the Lender that the undisbursed proceeds of this Loan will be sufficient to pay the cost of completing the Improvements as required by the Loan Documents.

         5.08 That the said Improvements are not being constructed in violation of any covenants or restrictions or zoning ordinances affecting the Property, and evidence thereof, including copies of all such covenants, restrictions and zoning ordinances, satisfactory to Lender, has been furnished to Lender.

         5.09 That (when required by the Lender) the Lender shall have received an endorsement with respect to the title insurance policy theretofore delivered, indicating that since the last preceding advance there has been no change in the state of title to the Property and no survey exceptions not theretofore approved by Lender, which endorsement shall have the effect of increasing the coverage of said policy by an amount equal to the advance then being made unless the policy by its terms provides for such additional coverage without such endorsement.

         5.10 That Owner has furnished to Lender a copy of all building permits issued and applicable to any existing or future construction on the Property.

         5.11 That Owner has furnished to Lender a construction schedule including an estimate, satisfactory to Lender, as to the date and amount of each proposed draw of construction funds to completion of the Improvements.

         5.12 That Owner has furnished to Lender, as the same are acquired, all soil and compaction tests for the land underlying the Improvements together with a statement from a soil engineer acceptable to Lender certifying that the land upon which the Improvements are to be constructed will adequately support the Improvements.

         5.13 That Owner has furnished to Lender, at no cost to Lender, in connection with each request for an advance, the certificate of Lender's inspector that such advance, in the amount requested, is properly to be made by Lender hereunder.

                                    ARTICLE 6

                       AGREEMENTS RELATING TO CONTRACTORS

         6.01 The rights of all contractors, subcontractors, sub-subcontractors and materialmen performing any work in connection with the Improvements, or furnishing any services, labor or materials thereto, shall be subordinate and inferior to the Mortgage. Lender shall not be liable to any materialmen, contractor, subcontractor or sub-subcontractor, laborer or others for goods or services furnished or delivered by them in or upon the Property or employed in the Improvements.

         6.02 Owner hereby assigns to Lender, effective only in the event of default by Owner under the Loan Documents, all rights of Owner under its contract or contracts with Owner's Contractor and subcontractors and under its contract with Owner's Architect, and Lender shall have the option after default, in addition to any rights and remedies Lender may have, to exercise its rights under this assignment. Nothing herein shall be construed to require Lender to exercise any rights under this Section.

                                    ARTICLE 7

                                    DEFAULTS

         7.01 If the Owner fails to perform according to the terms of this Construction Loan Agreement, or if Owner's contractor or subcontractors fail to perform according to the terms of their contracts with Owner, or if Owner shall cause or permit conditions to arise so that performance would be rendered unduly difficult or hazardous for the Lender, or if the Owner shall fail, neglect or refuse to perform either or any of Owner's promises or agreements hereunder or breach any promise, covenant, warranty or agreement made in the Loan Documents, or if it shall appear that the Improvements are being constructed in violation of any covenants or restrictions or zoning ordinances affecting the Property, or if it becomes apparent that the Owner and Owner's contractors will not complete the Improvements within the time specified herein, or if the Owner shall become insolvent, or if there is filed a voluntary or involuntary petition in bankruptcy of the Owner, or an assignment for the benefit of creditors is made by the Owner, then and in either such event the Owner shall be considered in default hereunder and the Lender may, at its option, without prejudice to any other right or remedy Lender may have as a matter of law, either:

                  (a) Withhold further disbursements hereunder; or

                  (b) At its option, declare all sums evidenced by the Note and secured by the Mortgage, and all sums due hereunder, to be immediately due and payable, and unless same are paid on demand, may foreclose the Mortgage; or

                  (c) Enter upon and take possession of said Property and assume full charge of the construction of the Improvements as the agent of the Owner and Owner's contractors may complete, or enter into a contract with another to complete, the Improvements.

The Owner agrees to pay the Lender, on demand, all costs and expenses of completion of the Improvements, including all sums disbursed by the Lender incident to said completion and a reasonable charge by the Lender for its services incident thereto and reasonable attorney's fees incurred by the Lender incident to said default and the completion of said construction, or incident to the enforcement of any provisions hereof, and all such sums, even though they may, when added to the monies advanced and disbursed under this Construction Loan Agreement, exceed the amount of the Note, shall be secured by the lien of the Mortgage as though the same were a part of the debt originally described in and secured thereby. If said sums are not paid by the Owner immediately on demand, the Lender may declare all such sums, and all other sums secured by the Mortgage, immediately due and payable and may proceed to foreclose the same.

         7.02 The times provided for Owner's performance of its covenants and agreements hereunder are of the essence of this Agreement.

                                    ARTICLE 8

                                     NOTICES

         8.01 For the purpose of any notice or demand here under, the address of the Owner is as set forth on Page 1. Notice or demand shall be deemed to be given and made when delivered to Owner, or when deposited in the United States mail, postage prepaid, addressed to Owner at the address given on Page 1.

                                    ARTICLE 9

                                  MISCELLANEOUS

         9.01 Nothing herein shall be construed to waive or diminish any right or security of the Lender under said Note or Mortgage. It is the purpose and intent hereof to provide safeguards, protections and rights for the Lender in addition to those provided in said Note and Mortgage and to better secure said Mortgage.

         9.02 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, legal representatives, successors and assigns. The Owner may be released from obligations and agreements hereunder only by written instrument of the Lender specifically providing for such release.

         9.03 Owner agrees that Lender during the period of the construction of the Improvements shall have the right to erect and maintain on the Property a sign in form, size and location, satisfactory to Lender, indicating the financing of the construction by Lender.

         9.04 Owner and Lender agree that all matters relating to this Construction Loan Agreement and the Loan Documents shall be governed by the laws of the State of Florida.

         9.05 The Owner has paid a service and commitment fee of FOUR THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($4,750.00) as consideration for the Lender's commitment to make this construction loan at the rate and upon the terms stated in this Agreement, and in further consideration of the services to be furnished and expenses incurred by the Lender in connection with the construction of Improvements contemplated by this Agreement.

         9.06 Notwithstanding other terms and provisions of this Agreement, nothing herein contained shall ever be construed to require the Owner to pay interest in an amount exceeding the maximum amount allowed by law.

         IN WITNESS WHEREOF, the parties have executed this instrument in manner and form sufficient to bind them as of the day and year first above written.

Signed, sealed and delivered in the presence of:

________________________________             INVIVO RESEARCH, INC.
Name:___________________________
                                             By:_____________________________
________________________________             Name:___________________________
Name:___________________________             Title:__________________________

                                                       OWNER

________________________________             FIRST UNION NATIONAL BANK OF
Name:___________________________             FLORIDA

                                             By:_____________________________
________________________________             Name:___________________________
Name:___________________________             Title:__________________________

                                                      LENDER


                                  SCHEDULE "A"
                                  LOAN ADVANCES

         Subject to the provisions elsewhere in this Construction Loan Agreement contained and to further particular provisions, if any, set forth in this Schedule "A", the proceeds of the construction loan contemplated herein shall be disbursed at the times, in the amounts, and in the manner hereinafter set forth, to wit:

                  1. Initial Disbursement: Simultaneously with the execution and delivery of this Construction Loan Agreement, the Note, Mortgage and other Loan Documents, there shall be disbursed to or on behalf of Owner the sum of $25,208.64 of the loan proceeds as an Initial Disbursement hereunder for the purpose of paying the costs incident to the closing of the loan transaction contemplated hereunder, and paying or reimbursing Owner for construction and development costs related to the Property and Improvements incurred prior to the date of such Initial Disbursement.

                  2. Construction Disbursements: The balance of the Construction loan proceeds remaining to be disbursed subsequent to the Initial Disbursement; i.e., $924,791.36 hereinafter called "Construction Disbursements", shall be disbursed during the progress of the construction of the Improvements only on the terms and conditions hereinafter provided. Said Construction Disbursements shall be made on the basis of written requests therefor submitted by Owner to Lender in the form and with such supporting documentation as are herein specified, to wit:

                           (a) Each request for a Construction Disbursement
                  shall be in the form of a request from Owner for the disbursement by Lender of a stated amount of the Construction Loan Proceeds which will be sufficient to reimburse Owner for costs actually expended by Owner prior to the date of such request for Construction Disbursement and to pay for Owner's Costs which are due and payable on the date of such request.

                           (b) Each request for Construction Disbursement shall
                  be, at the option of Lender, accompanied by receipted invoices (or other evidence of payment satisfactory to Lender) for all of Owner's costs which have been paid prior to the request for disbursement, and shall be accompanied by invoices not receipted covering Owner's Costs which are then due and payable but which have not been paid.

                           (c) Each request for Construction Disbursement shall
                  also be accompanied by a certification on the part of Owner, Owner's Contractor and Lender's Inspector, if any, stating that all labor and materials for which disbursement is being requested have, in fact, been used in the construction of the contemplated Improvements and the work for which disbursement is being requested has, in fact, been accomplished in accordance with the plans and in a good and workmanlike manner; that all certifications, inspections and approvals which may be necessary or customary at such stage of construction have been received; and that Owner is entitled to the Construction Disbursement requested.

                           (d) Each request for Construction Disbursement shall
                  set forth in percentage terms that portion of the total construction work to be completed pursuant to this Construction Loan Agreement and in accordance with the Plans which have in fact been completed as of the date of such request, and such percentage of completion shall be certified by Owner, Owner's Contractor and Lender's Inspector, if any.

                           (e) Each request for Construction Disbursement shall
                  also include a certification by Owner that all bills for labor, materials and services then incurred and payable in connection with the construction of the Improvements have been paid or will be paid from the Construction Disbursement being requested and that all prior Construction Disbursements have been expended by Owner only in connection with the Construction of the Improvements on the Property contemplated herein.

                           (f) Each request for a Construction Disbursement
                  shall likewise be accompanied and supported by such other documents, certifications or assurances as Lender may from time to time, in its sole discretion, deem necessary. During the course of construction, the Owner, Owner's Contractor and the Lender's Inspector, if any, shall certify monthly that percentage of the total work to be completed in accordance with the Plans which has actually been completed at the time of such certification. Provided that the Lender has received a written request for disbursement in the form and with such supporting documentation as required above, the Lender shall disburse to the Owner (or in the discretion of the Lender, jointly to the Owner and Owner's Contractor) such portion of said Construction Disbursements as is equal to that percentage thereof which is the same percentage as the said certified percentage of the work completed, less ten percent (10%) of said amount and less all amounts of said Construction Disbursements previously disbursed.

It is expressly provided, however, that notwithstanding the amount of a Construction Disbursement requested or the amount of costs paid by Owner or the certification of the percentage of completed Construction, at no time shall the Lender be obligated to disburse funds in excess of the amounts recommended by its Inspector. The determination by the Lender of the amount of Owner's Costs and the percentage of completion which properly form the predicate for any Construction Disbursement shall be final and conclusive.

         3. Final Disbursement: Lender will disburse to the Owner all undisbursed loan proceeds upon the following conditions: the completion of all of the Improvements contemplated by this Agreement to the satisfaction of the Lender; certification by Owner's Architect and Lender's Inspector that the Improvements have been completed in accordance with the Plans; and the issuance of a permanent Certificate of Occupancy or such other permits and certificates as shall be required for the contemplated operation of the mortgaged premises as an addition to office facility by all governmental authorities having jurisdiction over the mortgaged property and the Improvements; and the Owner's delivery to Lender of proof satisfactory to Lender that all bills for labor and materials for the construction of the Improvements have been paid in full together with such properly executed affidavits and lien waivers in connection with said construction as the Lender or its attorneys may require; and when Lender is otherwise satisfied that Owner has fulfilled any previously unfulfilled terms, conditions or requirements of Lender's commitment letter.

                                            INITIALED FOR IDENTIFICATION:

                                            OWNER:______________________________

                                            LENDER:_____________________________

                                  SCHEDULE "B"

                              DISBURSEMENT SCHEDULE




A.       Foundation Draw (20%)

         1. Footer, stem well, rough plumbing, and any other embedded items are properly installed.

         2.       Completion of subfloor or concrete slab.

         3.       Soil poisoning with certification.

         4.       Appropriate governmental agency approval posted on job site.

         5.       Inspection is made after the slab has been poured.

         6.       Foundation survey.

         7.       Recorded copy of Notice of Commencement.

B.       Rough-in Draw (30%)

         1.       Roof is dried-in (one layer of paper tacked down).

         2.       All interior framing complete.

         3. All wiring roughed-in and plumbing topped-out with governmental inspections posted on the job site.

         4.       Tubs are set in place.

         5.       Shower base is framed and paper in place.

         6. HVAC rough-in complete, with governmental inspections posted on the job site.

C.       Trim Draw (30%)

         1.       All roofing, including shingles, complete.

         2.       All exterior carpentry work, fascia, soffits are complete.

         3.       All windows installed.

         4.       All exterior doors installed with hardware.

         5.       Outside is prime painted and caulked.

         6.       Rough grading for drainage is done.

         7. All sheetrock/plaster is hung, finished, prime painted, and ceiling sprayed.

         8.       All interior trim is complete.

         9.       All cabinets are set.

         10.      All interior tile work is complete.

         11.      All interior doors are ready for hanging.

         12.      Governmental approval of hookup to water and sewage system.

D.       Final Draw (20%)

         1. House should be complete according to original plans and material specifications. Any exceptions must be approved by the Bank.

         2. Any landscaping required must be complete, unless prearranged with the Bank.

         3.       Area must be cleared of all construction debris.

         4.       Final survey.

         5.       Certificate of Occupancy.

         6.       Final lien waivers.